SA FUNDS – Investment Trust
SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund

Supplement dated April 4, 2016 to the
Statement of Additional Information dated October 29, 2015

This Supplement amends information in the Statement of Additional Information of the SA Funds – Investment Trust (“Trust”) dated October 29, 2015. You may obtain a copy of a Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-800-366-7266 or on the Internet at http://sa-funds.net.

Effective March 15, 2016, the following information supplements and supersedes any contrary information contained in the Officers of the Trust section of the Statement of Additional Information:

Name, Address(1) and Year of Birth	Position(s) Held with Trust and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Deborah Djeu Year of Birth: 1962	Vice President, Chief Compliance Officer and Anti- Money Laundering Compliance Officer (since March 2016).	Chief Compliance Officer, LWI Financial Inc. (since September 2015); Chief Compliance Officer, Chief Legal Officer and Corporate Secretary, ASA Gold and Precious Metals Ltd. (2012-2015); Vice President and Chief Compliance Officer – Mutual Funds, and Enterprise Risk Committee Chair, Genworth Financial Wealth Management Inc./AssetMark (2008-2012).

Payel Farasat Year of Birth: 1979	Vice President and Chief Investment Officer (since March 2016).	Executive Vice President and Chief Investment Officer, LWI Financial Inc. (since February 2015); Investment Committee Chairperson, LWI Financial Inc. (since February 2015); Regional Vice President of Investment Solutions, Charles Schwab & Co. (2010 - 2015); Senior Manager of Strategic Trading, Charles Schwab & Co. (2007 - 2010).
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(1)	The address of each officer is: LWI Financial Inc., 10 Almaden Blvd., 15th Floor, San Jose, CA 95113.
(2)	The Trust’s officers are appointed annually by the Board.

On page 31, the second paragraph under the table of fees paid to the Adviser, in its capacity as Administrator, is replaced in its entirety with the following:

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael Clinton, Deborah Djeu, Payel Farasat and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

On page 32, the second paragraph under the “Distributor” section is replaced in its entirety with the following:

Alexander B. Potts, Michael Clinton, Deborah Djeu, Payel Farasat and Marcy Tsagarakis are affiliated persons of the Trust and of the Distributor.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195